Exhibit 99.1

CMS Energy Announces Second Quarter Earnings Results of $0.48 Per Share and Reaffirms 2020 Earnings Guidance

JACKSON, Mich., August 3, 2020 – CMS Energy announced today reported net income of $136 million or $0.48 per share, for the second quarter of 2020, compared to $93 million or $0.33 per share for the same quarter in 2019. The company’s adjusted earnings per share for the second quarter of 2020 were $139 million or $0.49 per share, compared to $93 million or $0.33 per share for the same quarter in 2019. The primary drivers of CMS Energy’s quarterly financial performance were cost management coupled with favorable weather and sales mix.

“Despite the numerous challenges associated with the pandemic, we’ve remained committed to delivering on our Triple Bottom of Line of People, Planet and Profit. We’ve done this by ensuring the safety and health of our co-workers, customers, and the communities we serve while providing the vital services of electricity and natural gas and delivering on cost reduction initiatives,” said Patti Poppe, President and CEO of CMS Energy and Consumers Energy.

CMS Energy reaffirmed its guidance for 2020 adjusted earnings of $2.64 - $2.68* per share (*See below for important information about non-GAAP measures).

CMS Energy noted several accomplishments in the first half of 2020:

•	Appointed a vice president and Chief Diversity Officer, Angela Thompkins, who will lead the company’s diversity, equity, and inclusion (DEI) strategy, and partner with leaders across the organization to improve results related to DEI.

•	Limited COVID-19 cases within the company to 1/3 of the state’s confirmed cases per capita and issued a requirement for masks to be worn at all company facilities.

•	Remained on track for 2020 utility customer investment plan.

•	Offered customers 100,000 free Nest Smart Thermostats through an unprecedented partnership with Google and Uplight to help Michigan residents save energy and money during the COVID-19 pandemic.

•	Committed to our industry leading goals on net-zero methane emissions by 2030 for our natural gas delivery system and net-zero carbon emissions company-wide by 2040.

CMS Energy (NYSE: CMS) is a Michigan-based company that has an electric and natural gas utility, Consumers Energy, as its primary business. It also owns and operates independent power generation businesses.

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CMS Energy will hold a webcast to discuss its 2020 second quarter results and provide a business and financial outlook on August 3 at 9:30 a.m. (EDT). To participate in the webcast, go to CMS Energy’s homepage (cmsenergy.com) and select “Events and Presentations.”

Important information for investors about non-GAAP measures and other disclosures.

*This news release contains non-Generally Accepted Accounting Principles (non-GAAP) measures, such as adjusted earnings. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in the attached summary financial statements. Management views adjusted earnings as a key measure of the company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The company’s adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings. All references to net income refer to net income available to common stockholders and references to earnings per share are on a diluted basis.

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This news release contains "forward-looking statements." The forward-looking statements are subject to risks and uncertainties that could cause CMS Energy’s and Consumers Energy’s results to differ materially. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy's and Consumers Energy's Securities and Exchange Commission filings.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

For more information on CMS Energy, please visit our website at cmsenergy.com.
To sign up for email alert notifications, please visit the Investor Relations section of our website.

Media Contacts: Katie Carey, 517/740-1739

Investment Analyst Contact: Travis Uphaus, 517/817-9241

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CMS ENERGY CORPORATION

Consolidated Statements of Income

(Unaudited)

	In Millions, Except Per Share Amounts
	Three Months Ended		Six Months Ended
	6/30/20	6/30/19	6/30/20	6/30/19
Operating revenue	$1,443	$1,445	$3,307	$3,504

Operating expenses	1,170	1,227	2,666	2,927

Operating Income	273	218	641	577

Other income	32	27	71	50

Interest charges	141	131	278	252

Income Before Income Taxes	164	114	434	375

Income tax expense	27	20	54	68

Net Income	137	94	380	307

Income attributable to noncontrolling interests	1	1	1	1

Net Income Available to Common Stockholders	$136	$93	$379	$306

Basic Earnings Per Average Common Share	$0.48	$0.33	$1.33	$1.08
Diluted Earnings Per Average Common Share	0.48	0.33	1.33	1.08

CMS ENERGY CORPORATION

Summarized Consolidated Balance Sheets

(Unaudited)

	In Millions
	As of
	6/30/20	12/31/19
Assets
Current assets
Cash and cash equivalents	$1,587	$140
Restricted cash and cash equivalents	17	17
Other current assets	1,928	2,174
Total current assets	3,532	2,331
Non-current assets
Plant, property, and equipment	19,436	18,926
Other non-current assets	5,613	5,580
Total Assets	$28,581	$26,837

Liabilities and Equity
Current liabilities (1)	$1,379	$1,484
Non-current liabilities (1)	6,726	7,051
Capitalization
Debt, finance leases, and other financing (excluding securitization debt) (2)
Debt, finance leases, and other financing (excluding non-recourse and securitization debt)	12,381	10,518
Non-recourse debt	2,606	2,478
Total debt, finance leases, and other financing (excluding securitization debt)	14,987	12,996
Noncontrolling interests	37	37
Common stockholders' equity	5,214	5,018
Total capitalization (excluding securitization debt)	20,238	18,051
Securitization debt (2)	238	251
Total Liabilities and Equity	$28,581	$26,837

(1) Excludes debt, finance leases, and other financing.

(2) Includes current and non-current portions.

CMS ENERGY CORPORATION

Summarized Consolidated Statements of Cash Flows

(Unaudited)

	In Millions
	Six Months Ended
	6/30/20	6/30/19
Beginning of Period Cash and Cash Equivalents, Including Restricted Amounts	$157	$175

Net cash provided by operating activities (3)	796	1,185
Net cash used in investing activities	(1,168)	(1,410)
Cash flows from operating and investing activities	(372)	(225)
Net cash provided by financing activities	1,819	384

Total Cash Flows	$1,447	$159

End of Period Cash and Cash Equivalents, Including Restricted Amounts	$1,604	$334

(3) Includes the impact of a $531 million pension contribution in 2020.

CMS ENERGY CORPORATION

Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income

(Unaudited)

	In Millions, Except Per Share Amounts
	Three Months Ended				Six Months Ended
	6/30/20		6/30/19		6/30/20	6/30/19
Net Income Available to Common Stockholders	$136		$93		$379	$306
Reconciling items:
Other exclusions from adjusted earnings	4		*		7	*
Tax impact	(1)		(*	)	(1)	(*	)
Tax reform	-		-		(9)	-
Voluntary separation program	(*	)	-		11	-
Tax impact	*		-		(3)	-

Adjusted net income – non-GAAP	$139		$93		$384	$306

Average Common Shares Outstanding
Basic	285.5		282.9		284.4	282.9
Diluted	286.5		284.0		285.8	283.8

Basic Earnings Per Average Common Share
Reported net income per share	$0.48		$0.33		$1.33	$1.08
Reconciling items:
Other exclusions from adjusted earnings	0.02		*		0.03	*
Tax impact	(0.01)		(*	)	(0.01)	(*	)
Tax reform	-		-		(0.03)	-
Voluntary separation program	(*	)	-		0.04	-
Tax impact	*		-		(0.01)	-

Adjusted net income per share – non-GAAP	$0.49		$0.33		$1.35	$1.08

Diluted Earnings Per Average Common Share
Reported net income per share	$0.48		$0.33		$1.33	$1.08
Reconciling items:
Other exclusions from adjusted earnings	0.02		*		0.03	*
Tax impact	(0.01)		(*	)	(0.01)	(*	)
Tax reform	-		-		(0.03)	-
Voluntary separation program	(*	)	-		0.04	-
Tax impact	*		-		(0.01)	-

Adjusted net income per share – non-GAAP	$0.49		$0.33		$1.35	$1.08

* Less than $0.5 million or $0.01 per share.

Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors.  Internally, the Company uses adjusted earnings to measure and assess performance.  Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in these summary financial statements.  Adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings.